UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 11, 2019
Date of Report (Date of earliest event reported)

POSITIVE PHYSICIANS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-38814	83-0824448
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

100 Berwyn Park, Suite 220 850 Cassatt Road, Berwyn, PA	19312
(Address of principal executive offices)	(Zip Code)

(888) 335-5335
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PPHI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company.  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 11, 2019, Positive Physicians Holdings, Inc. (the “Company”) appointed Donovan C. Augustin as the Chief Financial Officer of the Company and Positive Physicians Insurance Company, its wholly-owned subsidiary.  Pursuant to an offer letter dated September 5, 2019 (the “Offer Letter”), Mr. Augustin will receive an annual salary of $180,000.  Mr. Augustin will also receive a signing bonus of $25,000.  If Mr. Augustin voluntarily terminates his employment with the Company or his employment is terminated “for cause,” as defined in the Offer letter, prior to October 11, 2020, Mr. Augustin will be required to repay the signing bonus.  Mr. Augustin will also be entitled to participate in any employee benefit plans provided to the Company’s employees and any equity incentive plan adopted by the Company.

Mr. Augustin, age 43, previously served as Financial Controller and Senior Vice President of JLT Re (North America), Inc., a reinsurance brokerage and consulting firm, from April 2017 to his appointment as the Chief Financial Officer of the Company and Positive Physicians Insurance Company.  Prior thereto, Mr. Augustin was a tax manager at PricewaterhouseCoopers from July 2013 to April 2017.  Mr. Augustin is a Certified Public Accountant and has a Bachelor of Science degree from Susquehanna University and a Master of Business Administration from Villanova University.

A copy of the Offer Letter is filed as Exhibit 10.1 to this 8-K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

10.1	Offer Letter dated September 5, 2019, between Positive Physicians Holdings, Inc. and Donovan Augustin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVE PHYSICIANS HOLDINGS, INC.
Date: October 15, 2019

	By:	/s/ Lewis S. Sharps, M. D.
	Name:	Lewis S. Sharps, M. D.
	Title:	President and Chief Executive Officer

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